Exhibit 10.1

FORM OF

SUBSCRIPTION AGREEMENT

Forward Industries, Inc.

700 Veterans Memorial Highway, Suite 100

Hauppauge, New York 11788

Ladies and Gentlemen:

The Investor (the “Investor”) hereby confirms its agreement (this “Agreement”) with Forward Industries, Inc., a New York corporation (the “Company”), as follows:

1.       Purchase and Sale. The Company and the Investor agree that the Investor will purchase from the Company, and the Company will issue and sell to the Investor, the number of shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), set forth below for the purchase price per share also set forth below (the “Purchase Price”).

2.       Closing. The completion of the purchase and sale of the Common Stock (the “Closing”) shall occur or remotely by electronic means as the parties may mutually agree, with such closing to occur on or before August 30, 2025. At the Closing, (a) the Company shall cause to be delivered to the Investor the number of shares of Common Stock set forth on the signature page hereto registered in the name of the Investor and (b) the aggregate Purchase Price for the Common Stock being purchased by the Investor will be delivered by or on behalf of the Investor to the Company as provided for in the Escrow Agreement attached as Exhibit A. The Shares shall be issued without a restrictive legend on the Company’s record list with Equity Stock Transfer.

3.       Representations and Acknowledgments of the Investor.

(a)       The Investor has the full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder.

(b)       This Agreement has been duly authorized and executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity.

(c)       The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of the Investor’s governing or organizational documents.

(d)       The Investor represents to the Company that (a) it has had no material relationship within the past three years with the Company or persons known to it to be affiliates of the Company and (b) it is not a Financial Industry Regulatory Authority (“FINRA”) member or an Associated Person of a FINRA member [ ***] as of the Closing.

(e)       The Investor represents to the Company that the Investor has had made available to it by the filing by the Company of an electronic version thereof with the Commission (as defined below) the Prospectus (as defined below) which is a part of the Company’s Registration Statement (as defined below) and the documents incorporated by reference therein (collectively, the “Filed Documents”), prior to or in connection with the receipt of this Agreement.  The Investor acknowledges that, prior to the delivery of this Agreement by the Investor to the Company, the Investor will receive certain additional information regarding the Company and the offering of Common Stock pursuant to this Agreement (the “Offering”), including pricing information, and that such information may be provided to the Investor by any means permitted under the Securities Act of 1933.

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(f)       Since the time of the initial conversation between the Company and the Investor regarding pricing information relating to the Offering, the Investor has not, directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Investor, disclosed any information regarding such pricing information to any third parties (other than its legal, accounting and other advisors) or engaged in any transactions in the securities of the Company (including, without limitations, any short sales (as defined in Rule 200(a) of Regulation SHO) involving the Company’s securities). The Investor covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

4.       Confirmation of Sale.  The Investor acknowledges and agrees that the Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the filing by the Company of an electronic version of the Prospectus with the Commission), shall constitute written confirmation of the Company’s sale of Common Stock to the Investor.

5.       Manner of Offering and Company Representations and Warranties.

(a)       The Company represents and warrants that the offering and sale of the Shares (the “Offering”) are being made pursuant to (a) an effective Registration Statement on Form S-3, File No. 333-287907 (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) (including the prospectus contained therein (the “Base Prospectus”), and (b) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and terms of the Offering that has been or will be filed with the Commission.

(b)       The Company has the full corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder.

(c)       This Agreement has been duly authorized and executed by, and when delivered in accordance with the terms hereof, will constitute a valid and binding agreement of, the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity.

(d)       The Common Stock, when issued and paid for in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

(e)       The Registration Statement, at the time it became effective, did not, and as of the time hereof and as of the Closing, does not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

6.       Survival. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Common Stock being purchased and the payment therefor.

7.       Miscellaneous.

(a)       All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if provided), during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications sent to the Company shall be sent to: Michael Pruitt, Chief Executive Officer, email: mp@avenelfinancial.com, with a copy to the Company’s counsel at: bbernstein@nasonyeager.com.

All communications to the Investor shall be sent to the Investor’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 8(a).

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(b)       Neither this Agreement nor any rights that may accrue to the Investor may be transferred or assigned. Neither this Agreement nor any rights that may accrue to the Company for the sale of the Common Stock hereunder may be transferred or assigned.

(c)       The Company may request from the Investor such additional information as the Company may deem necessary to evaluate the eligibility of the Investor to acquire the Common Stock, and the Investor shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

(d)       The Investor acknowledges that the Company will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, the Investor agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. The Investor agrees that the purchase by the Investor of the Common Stock from the Company at the Closing will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Investor as of the time of such purchase. The Company acknowledges that the Investor will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, the Company agrees to promptly notify the Investor if any of the acknowledgements, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. The Company agrees that the sale by it of the Common Stock to the Investor at the Closing will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Investor as of the time of such sale.

(e)       Each of the Company and the Investor is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(f)       This Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

(g)       This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as specifically set forth herein, this Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

(h)       Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i)       If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(j)       This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(k)       The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

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(l)       THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. THE PARTIES (A) HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE JURISDICTION OF THE STATE COURTS OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, (B) AGREE NOT TO COMMENCE ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT EXCEPT IN STATE COURTS OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND (C) HEREBY WAIVE, AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

(m)       Each party shall pay any fees or expenses incurred thereby in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.

[Remainder of Page Left Blank Intentionally.  Signature Page Follows.]

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Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated: ___________, 2025

NAME OF INVESTOR: ______________________________

By: _________________________

Name:

Title:

Address:
____________________
____________________
____________________

Email: __________________

Phone Number: __________________

Number of Shares of Common Stock to be Purchased: ___________

Purchase Price Per Share:     $_____________

Aggregate Purchase Price:     $__________

Exact name that the Investor’s shares are to be registered in: _____________

Relationship between the Investor and the registered holder: _____________

Mailing address of the registered holder: ___________

Social Security Number or Tax Identification Number of the registered holder: __________________

Agreed and Accepted

Date ___________, 2025:

FORWARD INDUSTRIES, INC.

By: _________________________

Name:

Title:

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